DEFERRED INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
	2013	2012

Deferred tax assets (liabilities):
Trading securities	$108,000	$177,064
Equipment	258,000	—
Net operating loss carryforwards - US	2,690,000	1,988,971
Net operating loss carryforwards - Ghana	2,392,000	2,402,345

Valuation allowance	(5,448,000)	(4,568,380)

Total deferred tax assets	$—	$—